PSI TACTICAL GROWTH FUND

Class A Shares	FXTAX

(a series of Northern Lights Fund Trust)

Supplement dated December 10, 2020 to

the Prospectus dated October 28, 2020

The first paragraph on page 7 and page 12 of the Fund’s prospectus in the sections entitled “Principal Investment Strategies” is restated as follows:

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing combination of underlying funds which include open-end investment companies (“mutual funds”) and exchange traded funds (“ETFs”) that each invest primarily in (1) U.S. fixed income securities, (2) money market securities, (3) U.S. equity securities (common and preferred stocks), (4) foreign equity securities (common and preferred stocks), or (5) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser’s tactical strategy. In pursuing the Fund’s strategies, the Fund may invest in (i) ETFs that employ leverage in an effort to deliver, on a daily basis, up to three times the performance of the underlying index, and (ii) inverse ETFs that employ leverage in an effort to deliver, on a daily basis, up to three times the inverse performance of the underlying index.

The paragraph entitled “ETF and Mutual Fund Risk” on page 8 of the Fund’s prospectus is restated as follows:

ETF and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Inverse ETFs tend to limit the Fund’s participation in overall market-wide gains. To the extent that inverse ETFs are held for more than one day, the value of the inverse ETF over time may be better or worse than the inverse performance of the specified Index. This compounding effect will become more pronounced during times of market volatility. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. For example, if an ETF’s current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF’s value should go down 20%).

This Supplement and the existing Prospectus dated October 28, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-9-BUYPSI.